SPDR® Index Shares Funds

SPDR® Series Trust

The Select Sector SPDR® Trust

(collectively, the “Trusts”)

Supplement dated October 31, 2022 to the currently effective

Prospectuses, Summary Prospectuses and Statements of Additional Information

(“SAI”), as each may be supplemented from time to time

Currently, Michael Feehily serves as a Portfolio Manager for certain series of each Trust (each series, an “Applicable Fund”). Effective March 1, 2023 (the “Effective Date”), Mr. Feehily will no longer serve in such role for each Applicable Fund. Accordingly, as of the Effective Date, all references to Mr. Feehily in the relevant Prospectuses, Summary Prospectuses, and SAIs will be deleted in their entirety. As of the date of this Supplement, the remaining Portfolio Managers of each Applicable Fund continue to serve in such roles.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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